Annual Report

Prime
Reserve
Fund

May 31, 2000

T. Rowe Price


Report Highlights
--------------------------------------------------------------------------------

Prime Reserve Fund

o     Sharply rising interest rates helped boost money market yields.

o     The Prime Reserve Fund's returns were solid and its yield rose sharply.

o     We reduced the fund's weighted average maturity as interest rates rose.

o We expect to keep maturity relatively short to take advantage of a very positive environment for money market funds.




UPDATES AVAILABLE

For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.


Fellow Shareholders

The Federal Reserve steadily tightened monetary policy during the 12 months ended May 31, 2000, leading to sharply higher interest rates. The environment was beneficial to money market funds, which were able to quickly reinvest their assets in new securities with higher rates of income. The Prime Reserve Fund and the PLUS Shares both registered solid performances that outpaced the Lipper Money Market Funds Average.


MARKET ENVIRONMENT

     The past year has been a roller-coaster ride in the U.S. financial markets. After months of strong economic growth and attractive investment performance, the dawn of the new year brought Y2K-related anxiety and, as 2000 progressed, renewed concerns about economic overheating. First-quarter GDP growth steamed ahead at a 5.4% rate; at the same time, consumer demand rose 7% and business fixed investment rose 17%. The Fed indicated that it viewed these growth levels as unsustainable and inflationary, and, indeed, signs of inflation became evident in labor costs and basic goods. The central bank responded by raising the federal funds target rate three times in 2000 by a total of 100 basis points (which is equivalent to a full percent), the most recent move being a 50-basis-point hike on May 16. Since beginning its tightening program approximately one year ago, the Fed has raised this target rate by 175 basis points, to 6.5% on May 31.

Interest Rate Levels
--------------------------------------------------------------------------------

          1-Year Treasury Bill  90-Day Treasury Bill  Federal Funds Target Rate

5/31/99   4.93                  4.65                  4.75
          5.11                  4.77                  5.00
          5.07                  4.71                  5.00

8/31      5.29                  4.96                  5.25
          5.24                  4.88                  5.25
          5.51                  5.13                  5.25

11/30     5.65                  5.28                  5.50
          5.95                  5.33                  5.50
          6.17                  5.59                  5.50

2/29      6.22                  5.81                  5.75
          6.3                   5.88                  6.00
          6.19                  5.78                  6.00

5/31/00   6.28                  5.92                  6.50

     The Fed's rate hikes rippled very quickly through the short-term bond and money markets. As indicated in the accompanying chart, over the past year the yield on 90-day Treasury bills rose 127 basis points, while the one-year Treasury yield soared 135 basis points. Yet longer-term bond yields did not rise as much and, in fact, 30-year Treasury rates actually fell sharply, at times below money market yields. For this reason, the yield curve (which charts rates on bonds of increasing maturities) among bonds with maturities greater than two years has actually inverted.

     Part of the reason for this unusual occurrence is that the U.S. Treasury is buying back a significant amount of 30-year issues due to the budget surplus, and decreasing supply is helping keep yields down. Likewise, the surplus is reducing borrowing needs in the money market and causing the Treasury to change its borrowing schedule. Auctions of one-year Treasury bills were changed from monthly to quarterly, and three- and six-month auction amounts held steady at $16 billion. Again in this market, reduced supply caused Treasury bill yields to be lower than they otherwise would be.

     While Treasury supply has been skimpy, corporate and bank borrowing in the money market have been plentiful. Yields are relatively high among these securities, reflecting market sentiment that the Federal Reserve will raise short-term rates further this year. The yield curve in this sector of the market is positive, with yields rising along with the maturity of the security.


PERFORMANCE AND STRATEGY REVIEW

Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 5/31/00               6 Months         12 Months
--------------------------------------------------------------------------------

Prime Reserve Fund                     2.79%             5.22%

Prime Reserve
PLUS Shares                            2.70              5.04

Lipper Money Market
Funds Average                          2.61              4.94

     The Prime Reserve Fund posted steady 6- and 12-month returns of 2.79% and 5.22%, respectively, surpassing the 2.61% and 4.94% gains for the Lipper Money Market Funds Average. Performance was aided by rising interest rates, which increased yields in our market. The fund's dividends per share rose significantly, and its seven-day compound dividend yield rose from 5.21% to 6.15%.

     The six-month return on the PLUS shares of the Prime Reserve Fund was 2.70%, and its 12-month advance was 5.04%. These results outpaced the benchmark averages. The seven-day dividend yield on the PLUS shares also rose significantly, from 4.98% to 5.91%. We were pleased with these results as the PLUS shares carry a higher expense ratio than the Prime Reserve Fund, reflecting additional services available to its investors.

     We carefully modulated the fund's weighted average maturity throughout the past year to reflect both the circumstances of the money market and the changes in the interest rate environment. With rates steadily rising, our predominant strategy was to reduce maturity, because that approach allows us to rapidly reinvest the proceeds of maturing issues into new securities with higher yields. Since May 31, 1999, maturity has declined from 68 days to 43 at the period's end. In 1999's fourth quarter, we lengthened maturity to avoid Y2K-related supply-and-demand disruptions, but this was a temporary strategy as the new year came without event. Throughout the period, we used a "barbell" portfolio structure to achieve the desired maturity-that is, dividing significant assets between securities with one-month and one-year maturities. As long as the possibility of rising interest rates remains high, we will preserve an average maturity that is generally the same as or shorter than the average money market fund.

     We made only minor changes in sector positioning during the past six months. We modestly enhanced the fund's significant exposure to commercial paper and medium-term notes, which we believe have been the most attractive securities in our market. Within this sector, asset-backed securities remained our largest single position. These securities provide extremely high quality, liquidity, diversification, and high relative returns.

     On the other hand, holdings of floating-rate securities declined, after reaching a high level late last year when a flood of supply made their yields very attractive. Indeed, we had more than doubled our position to 31% in November 1999. More recently, floating-rate note issuance has subsided, minimizing their yield advantage. Thus, as our positions have matured, we have reinvested in other areas, bringing exposure down to 20% by the end of May.


OUTLOOK

     In the wake of the 50-basis-point rate hike in May, new data suggest that the economy may have begun to slow. The Fed will undoubtedly watch these signs of moderating growth carefully, as it does not want to push the economy into recession. Nevertheless, inflation pressures have not disappeared, and we think further rate hikes are a strong possibility, although they may come at a slower pace than in the first half of the year. We therefore expect to maintain a lower-than-average maturity until we see more stability in the economy and the rate environment. With short-term rates as high as they've been in a decade, we believe stronger returns for your fund are possible over the next six and 12 months than in the past year.

Respectfully submitted,



Edward A. Wiese
President

June 21, 2000


T. Rowe Price Prime Reserve Fund
--------------------------------------------------------------------------------

Portfolio Highlights

     KEY STATISTICS

                                                    11/30/99      5/31/00
Prime Reserve Shares
--------------------------------------------------------------------------------

Price Per Share                                      $  1.00      $  1.00

Dividends Per Share

  For 6 months                                         0.023        0.028

  For 12 months                                        0.046        0.051

Dividend Yield (7-Day Compound) *                       5.21%        6.15%

Weighted Average Maturity (days)                          59           43

Weighted Average Quality **                       First Tier   First Tier


Prime Reserve PLUS Shares
--------------------------------------------------------------------------------

Price Per Share                                      $  1.00      $  1.00

Dividends Per Share

For 6 months                                           0.023        0.027

For 12 months                                          0.044        0.049

Dividend Yield (7-Day Compound) *                       4.98%        5.91%

Weighted Average Maturity (days)                          59           43

Weighted Average Quality **                       First Tier   First Tier


* Dividends earned and reinvested for the periods indicated are annualized and divided by the fund's net asset value per share at the end of the period.

** All securities purchased in the money fund are rated in the two highest categories (tiers) as established by national rating agencies or, if unrated, are deemed of comparable quality by T. Rowe Price.

To request a prospectus for any T. Rowe Price fund, please call 1-800-638-5660. Read the prospectus carefully before investing.



T. Rowe Price Prime Reserve Fund
--------------------------------------------------------------------------------

Portfolio Highlights

     SECTOR DIVERSIFICATION

                                                      Percent of   Percent of
                                                      Net Assets   Net Assets
                                                        11/30/99      5/31/00
--------------------------------------------------------------------------------

U.S. Negotiable Bank Notes                                    7%           3%

Certificates of Deposit                                      26           24

     Domestic Negotiable CDs                                  5            4

     Eurodollar Negotiable CDs                                6            3

     U.S. Dollar Denominated Foreign Negotiable CDs          15           17

Commercial Paper and Medium-Term Notes                       65           69

     Asset-Backed                                            22           20

     Banking                                                 15           17

     Insurance                                                3            5

     Petroleum                                                3            3

     Telephone                                                2            3

     All Other                                               20           21

Canadian Government and Municipalities                        1           --

Foreign Government and Municipalities                         1            1

Funding Agreements                                            3            2

Other Assets Less Liabilities                                -3            1

Total                                                       100%         100%
--------------------------------------------------------------------------------

Fixed Rate Obligations                                       69           80

Floating Rate Obligations                                    31           20



T. Rowe Price Prime Reserve Fund
--------------------------------------------------------------------------------

Performance Comparison
--------------------------------------------------------------------------------

     These charts show the value of a hypothetical $10,000 investment in each class over the past 10 fiscal year periods or since inception (for classes lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.


PRIME RESERVE SHARES
--------------------------------------------------------------------------------

                       Prime Reserve              Lipper Money Market
                       Shares                     Funds Average

5/90                   10,000                     10,000

5/91                   10,711                     10,719

5/92                   11,205                     11,215

5/93                   11,520                     11,534

5/94                   11,835                     11,846

5/95                   12,408                     12,410

5/96                   13,059                     13,050

5/97                   13,701                     13,687

5/98                   14,408                     14,384

5/99                   15,102                     15,062

5/00                   15,890                     15,827


PRIME RESERVE PLUS SHARES

                      Lipper Money Market         Prime Reserve
                      Funds Average               PLUS Shares

11/98                 10,000                      10,000

05/99                 10,251                      10,250

05/00                 10,757                      10,766



Average Annual Compound Total Return
--------------------------------------------------------------------------------

     This table shows how each class would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                                Since  Inception
Periods Ended 5/31/00        1 Year   5 Years    10 Years   Inception       Date
--------------------------------------------------------------------------------

Prime Reserve Shares          5.22%     5.07%       4.74%           -          -

Prime Reserve PLUS Shares     5.04         -           -         4.78%   11/1/98


Investment return represents past performance and will vary. An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.


T. Rowe Price Prime Reserve Fund
--------------------------------------------------------------------------------

Financial Highlights            For a share outstanding throughout each period
--------------------------------------------------------------------------------

Prime Reserve shares

                                  Year
                                 Ended
                               5/31/00    5/31/99   5/31/98   5/31/97   5/31/96

NET ASSET VALUE
Beginning of period             $1.000     $1.000    $1.000    $1.000    $1.000

Investment activities
  Net investment income (loss)   0.051      0.047     0.050     0.048     0.051

Distributions
  Net investment income         (0.051)    (0.047)   (0.050)   (0.048)   (0.051)

NET ASSET VALUE
End of period                   $1.000     $1.000    $1.000    $1.000    $1.000
                                -----------------------------------------------

Ratios/Supplemental Data

Total return(diamond)            5.22%      4.82%     5.16%     4.92%     5.25%

Ratio of total expenses
to average net assets            0.62%      0.66%     0.63%     0.64%     0.66%

Ratio of net investment income
(loss) to average net assets     5.11%      4.70%     5.06%     4.83%     5.07%

Net assets, end of period
(in millions)                   $5,618     $5,169    $4,889    $4,561    $4,011


(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.



T. Rowe Price Prime Reserve Fund
--------------------------------------------------------------------------------

Financial Highlights             For a share outstanding throughout each period
--------------------------------------------------------------------------------

Prime Reserve PLUS shares

                                                Year             11/1/98
                                               Ended             Through
                                             5/31/00             5/31/99

NET ASSET VALUE
Beginning of period                           $1.000              $1.000

Investment activities
    Net investment income (loss)               0.049               0.025

Distributions
    Net investment income                     (0.049)             (0.025)

NET ASSET VALUE
End of period                                 $1.000              $1.000
                                              --------------------------

Ratios/Supplemental Data

Total return(diamond)                          5.04%               2.50%

Ratio of total expenses
to average net assets                          0.79%               0.82%!

Ratio of net investment income
(loss) to average net assets                   5.03%               4.22%!

Net assets, end of period (in millions)          $49                 $20

(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during the period, assuming reinvestment of all distributions.

!         Annualized

The accompanying notes are an integral part of these financial statements.



T. Rowe Price Prime Reserve Fund
--------------------------------------------------------------------------------
                                                                  May 31, 2000


Statement of Net Assets                                     Par        Value
--------------------------------------------------------------------------------
                                                             In thousands

BANK NOTES  3.2%

Comerica Bank

  VR

     6.218%, 6/1/00                                  $   12,000   $   11,998

     6.473%, 6/13/00                                     25,000       24,999

First USA Bank of Delaware, 6.08%, 10/10/00              21,000       20,996

Key Bank N.A., 5.60%, 6/19/00                            20,000       19,994

National City Bank, VR, 6.631%, 6/29/00                  57,700       57,685

U.S. Bank N.A., VR, 6.52%, 6/21/00                       35,000       34,997

Westpac Banking Corp., VR, 6.39%, 6/5/00                 13,000       12,997

Total Bank Notes (Cost  $183,666)                                    183,666


CERTIFICATES OF DEPOSIT  23.9%

Abbey National, (London), 7.33%, 5/16/01                 33,000       33,003

Allfirst Bank

  VR

     6.251%, 6/19/00                                     25,000       24,996

     6.451%, 6/12/00                                      5,880        5,880

     6.643%, 8/7/00                                      10,000       10,000

American Express Centurion Bank, 6.42%, 6/7/00           50,000       50,000

Bank of Austria, 6.185%, 12/1/00                         50,000       49,985

Bank of Nova Scotia, 6.22%, 12/4/00                      45,000       44,983

Banque Paribas, 6.75%, 3/19/01                           10,000        9,996

Barclays Bank, 6.55%, 6/30/00                            50,000       50,000

Commerzbank, 5.90%, 8/9/00                               43,900       43,890

Credit Agricole Indosuez

  VR

     6.188%, 10/2/00                                     49,700       49,682

     6.416%, 6/8/00                                      29,700       29,692

Credit Communal De Belgique, VR, 6.828%, 8/29/00         50,000       49,994

Den Danske Bank, 6.55%, 6/22/00                          50,000       50,000

Deutsche Bank

     6.19%, 12/1/00                                      30,000       29,990

     6.255%, 12/18/00                                    45,000       44,984

Dresdner Bank, VR, 6.58%, 6/23/00                        49,900       49,897

First Union National Bank, VR, 6.83%, 8/29/00            10,000       10,000

Firstar Bank N.A., 6.55%, 6/30/00                        50,000       50,000

Halifax, 6.54%, 6/26/00                                 $50,000      $50,000

Huntington National Bank, 6.26%, 10/27/00                14,900       14,898

Merita Bank, 6.09%, 10/10/00                             39,250       39,243

Natexis Banque, 7.45%, 5/22/01                           30,250       30,250

National Bank of Canada

  VR

     5.49%, 6/5/00                                       14,850       14,850

     5.78%, 7/31/00                                      35,000       34,975

Norddeutsche Landesbank

     7.30%, 5/11/01                                      25,000       25,000

     7.42%, 6/4/01                                       26,150       26,150

Royal Bank of Canada, 6.30%, 12/20/00                    50,000       49,987

Skandinaviska Enskilda Banken, 6.59%, 6/26/00            25,000       24,999

Societe Generale, VR, 6.495%, 6/19/00                    42,800       42,798

Svenska Handelsbanken

     6.54%, 6/26/00                                      45,000       45,000

     6.71%, 3/13/01                                      50,000       49,985

UBS

     5.51%, 6/5/00                                       24,900       24,900

     6.01%, 8/14/00                                      64,700       64,694

     6.275%, 12/18/00                                    20,000       19,994

Unibank A/S, 5.92%, 8/7/00                                9,800        9,799

Union Bank of California, VR, 6.198%, 6/1/00             37,300       37,300

Westdeutsche Landesbank, 6.01%, 6/6/00                   50,000       50,000

Wilmington Trust, 6.23%, 10/23/00                        15,000       14,996

Total Certificates of Deposit (Cost  $1,356,790)                   1,356,790


COMMERCIAL PAPER  54.0%

ABB Treasury Center (USA), 4(2), 6.50%, 6/21/00          50,000       49,819

Albertson's, 4(2), VR, 6.503%, 6/14/00                   25,000       24,999

ALCOA, 6.50%, 6/9/00                                     30,000       29,957

Alpine Securitization

  4(2)

     6.35%, 6/9/00                                        8,804        8,791

     6.42%, 6/12/00                                      20,000       19,961

     6.52%, 6/19/00                                      47,320       47,166

     6.53%, 6/9/00                                       24,059       24,024

     6.57%, 7/5/00                                       40,000       39,752


Asset Securitization Cooperative

  4(2)

     6.05%, 6/1/00                                   $   19,900   $   19,900

     6.33%, 6/7/00                                       69,000       68,927

     6.38%, 6/9/00                                       50,000       49,929

     6.82%, 6/1/00                                        1,041        1,041

AT&T, 4(2), VR, 6.24%, 7/13/00                           50,000       49,998

Barclays U.S. Funding, 6.50%, 6/27/00                     7,000        6,967

Bavaria TRR

  4(2)

     6.50%, 6/16/00                                      12,500       12,466

     6.53%, 6/12 - 6/26/00                               97,750       97,489

Beta Finance, VR, 4(2), 6.523%, 6/15/00                   5,000        4,984

CDC Commercial Paper, 4(2), 6.50%, 6/16/00               50,000       49,865

Coca Cola, 4(2), 6.42%, 6/15/00                          45,000       44,888

Corporate Asset Funding

  4(2)

     6.04%, 6/1/00                                       29,735       29,735

     6.50%, 6/20/00                                      25,000       24,914

Corporate Receivables

  4(2)

     6.50%, 6/13/00                                      25,000       24,946

     6.52%, 6/23/00                                      50,000       49,801

Delaware Funding

  4(2)

     6.34%, 6/7/00                                       20,119       20,098

     6.41%, 6/1 - 6/7/00                                 18,724       18,718

Dover, VR, 4(2), 6.848%, 8/28/00                         32,500       32,500

Exxon Imperial Australia Pty. Ltd., 4(2),

     6.50%, 6/21/00                                      50,000       49,819

Exxon Mobil, 4(2), 6.50%, 6/1/00                         37,000       37,000

Falcon Asset Securitization

  4(2)

     6.50%, 6/15/00                                      50,000       49,874

     6.52%, 6/27/00                                      50,000       49,764

FCAR Owner Trust, 6.31%, 6/5/00                          35,000       34,975

Fortis Finance, 4(2), 6.34%, 6/7/00                      18,000       17,981

Fortis Funding, 6.48%, 6/15/00                           48,255       48,133

France Telecom

  4(2)

     6.50%, 6/9 - 6/22/00                            $   90,860   $   90,628

Gannett, 4(2), 6.50%, 6/1/00                             40,707       40,707

General Electric Capital Corp.

  4(2)

     6.42%, 6/12/00                                      50,000       49,902

     6.52%, 6/27/00                                      74,000       73,651

General Motors Acceptance, 6.50%, 6/19/00                 8,000        7,974

Golden Funding, 4(2), 6.43%, 6/5/00                      25,000       24,982

Government of New Zealand, 6.50%, 6/8/00                 25,000       24,968

Greenwich Funding

  4(2)

     6.35%, 6/7/00                                       48,500       48,449

     6.53%, 6/22/00                                      11,935       11,889

Island Finance of Puerto Rico, 6.07%, 6/12/00             5,000        4,991

Market Street Funding, 4(2), 6.39%, 6/5/00               16,000       15,989

Marsh & McLennan, 4(2), 6.50%, 6/12/00                   18,266       18,230

Merck, 6.50%, 6/29/00                                    35,000       34,823

Merita North America, 6.05%, 6/12/00                     30,000       29,945

Metlife Funding, 6.50%, 6/26/00                          14,133       14,069

Morgan Stanley Group

     6.39%, 6/8/00                                       60,000       59,925

     6.50%, 6/21/00                                      40,000       39,856

Motorola, 6.52%, 6/30/00                                  6,800        6,764

National Australia Funding (Delaware)

     6.32%, 6/5 - 6/6/00                                100,000       99,921

Paccar Financial, 6.35%, 6/9/00                          10,000        9,986

Panasonic Finance, 4(2), 6.50%, 6/2/00                   14,103       14,100

Park Avenue Receivables

  4(2)

     6.52%, 6/16 - 6/23/00                              116,565      116,152

Power Authority of New York, 6.35%, 6/5/00               20,316       20,302

Preferred Receivables Funding

  4(2)

     6.45%, 6/15/00                                      30,000       29,925

     6.52%, 6/30/00                                      50,000       49,737

     6.53%, 6/12 - 6/15/00                               10,282       10,258

Preferred Receivables Funding

  4(2)

     6.54%, 6/26/00                                  $   11,175   $   11,124

     6.58%, 7/3/00                                       25,000       24,854

Principal Financial Services, 4(2), 6.52%, 6/19/00       30,000       29,902

Prudential Funding, 6.50%, 6/22/00                       50,000       49,810

Royal Bank of Scotland Group, 4(2), 6.52%, 6/8/00        48,000       47,939

Salomon Smith Barney Holdings, 6.50%, 6/22/00            15,000       14,943

Sand Dollar Funding

  4(2)

     6.10%, 6/19/00                                      13,715       13,673

     6.13%, 6/1/00                                       40,000       40,000

     6.52%, 6/28/00                                      55,700       55,428

Santander Finance (Delaware), 6.36%, 6/7/00              75,000       74,921

St. Paul Companies, 4(2), 6.50%, 6/20/00                 24,500       24,416

Target, 6.30%, 6/1/00                                    50,000       50,000

Teachers Insurance & Annuity, 4(2), 6.30%, 6/5/00        16,000       15,989

Teco Finance

  4(2)

     6.50%, 6/21/00                                      15,000       14,946

     6.52%, 6/27/00                                      10,000        9,953

Telstra, 6.37%, 6/7/00                                   29,500       29,469

Three Rivers Funding

  4(2)

     6.52%, 6/20/00                                      25,000       24,914

     6.54%, 6/27/00                                      29,000       28,863

Toyota Motor Credit, 4(2), 6.50%, 6/27/00                50,000       49,765

Trident Capital Finance, 4(2), 6.40%, 6/6/00             20,000       19,982

Tulip Funding

  4(2)

     6.37%, 6/8/00                                       50,000       49,938

     6.40%, 6/9/00                                       50,000       49,929

     6.54%, 6/15/00                                       9,910        9,885

Variable Funding Capital

  4(2)

     6.39%, 6/7/00                                       25,000       24,974

     6.40%, 6/8/00                                       25,000       24,969

     6.41%, 6/9/00                                       30,000       29,957

Wells Fargo & Company, 6.51%, 6/27/00                   $50,000      $49,765

ZCM Matched Funding, 6.51%, 6/19/00                     100,000       99,674

Total Commercial Paper (Cost  $3,057,286)                          3,057,286


MEDIUM-TERM NOTES  16.6%

AT&T Capital, VR, 6.971%, 12/1/01                        21,250       21,319

Abbey National Treasury Services, 5.92%, 8/7/00          50,000       49,997

Allstate Life Insurance Co., VR, 6.287%, 6/1/00!         25,000       25,000

Associates Manufacturing Housing, (144a)

     VR, 6.753%, 6/15/00                                 32,317       32,317

Banc One, VR, 6.383%, 6/26/00                            10,000       10,012

Bank of Scotland Treasury Services,

     VR, 6.283%, 7/19/00                                 59,500       59,495

Beta Finance, (144a)

     6.75%, 3/15/01                                       9,500        9,500

   4(2), VR, 6.523%, 6/15/00                             50,000       49,997

Caterpillar Financial Services

     6.95%, 11/1/00                                       1,400        1,404

   VR


     6.68%, 6/26/00                                      15,000       14,999

     6.819%, 7/10/00                                     15,900       15,900

Chrysler Financial, 5.25%, 10/19/00                       3,500        3,489

Ciesco

   (144a), VR

     6.52%, 6/16/00                                      50,000       49,998

     6.59%, 6/19/00                                      24,750       24,748

Citicorp

   VR

     6.321%, 6/2/00                                      25,000       25,000

     6.765%, 8/10/00                                     10,000       10,000

Colgate Palmolive, VR, 6.553%, 8/7/00                    24,800       24,796

Countrywide Funding, 6.43%, 10/23/00                      4,000        4,001

DaimlerChrysler North America Holding Corp.,

     VR, 6.541%, 6/30/00                                 49,800       49,797

Diageo plc, 6.24%, 12/4/00                               48,900       48,885

Ford Motor Credit

     7.02%, 10/10/00                                      3,000        3,009

   VR

     6.27%, 6/30/00                                      20,000       19,993

Ford Motor Credit

         VR,

     6.375%, 10/6/00                                 $    5,000   $    5,005

     6.726%, 8/18/00                                     25,000       24,995

General Electric Capital Corp.,
     VR, 6.101%, 6/1/00                                  20,000       19,998

General Motors Acceptance Corporation

     6.21%, 9/19/00                                      13,000       13,004

   VR, 6.125%, 11/21/00                                   5,000        4,995

Goldman Sachs Group, 6.60%, 6/19/00                      50,000       50,000

GTE Corp., VR, 6.165%, 6/12/00                           24,900       24,900

IBM Corp., VR, 6.275%, 7/28/00                           12,800       12,798

International Lease Finance

     6.25%, 10/15/00                                      6,000        6,003

   VR, 5.875%, 1/15/01                                    8,600        8,567

John Deere Capital Corp., VR, 6.26%, 6/21/00             19,700       19,705

KFW International Finance, 9.50%, 12/15/00                3,915        3,980

National Rural Utilities

     6.10%, 12/22/00                                      5,000        4,993

   VR, 6.198%, 6/2/00                                    54,900       54,900

Northern Rock, VR, (144a), 6.609%, 6/22/00               19,750       19,750

Norwest Corp., VR, 6.125%, 10/15/00                       1,500        1,500

Rabobank Optional Redemption Trust, (144a),

     VR, 6.57%, 6/19/00                                   9,591        9,591

Royal Bank of Canada, VR, 6.375%, 7/28/00                10,000       10,000

Sigma Finance, (144a), 6.75%, 3/15/01                    40,000       40,000

Strategic Money Market Trust 2000-B, (144a),

     VR, 6.15%, 6/13/00                                  50,000       50,000

Total Medium-Term Notes (Cost  $938,340)                             938,340


FUNDING AGREEMENTS  1.8%

Peoples Benefit Life Insurance Co.

   VR

     6.34%, 6/1 - 10/14/00 !                             40,000       40,000

     6.35%, 6/1/00 !                                     25,000       25,000

Protective Life Insurance, VR, 6.251%, 6/1/00 !          12,500       12,500

Security Life of Denver, 6.665%, 6/30/00 !               25,000       25,000

Total Funding Agreements (Cost  $102,500)                            102,500


Total Investments in Securities
99.5% of Net Assets (Cost $5,638,582)                             $5,638,582

Other Assets Less Liabilities                                         28,243

NET ASSETS                                                        $5,666,825
                                                                  ----------
Net Assets Consist of:

Accumulated net investment income -
net of distributions                                                    $735

Accumulated net realized gain/loss -
net of distributions                                                     697

Paid-in-capital applicable to 5,666,885,819
shares of $0.01 par value capital stock
outstanding; 15,000,000,000 shares authorized                      5,665,393

NET ASSETS                                                        $5,666,825
                                                                  ----------

Net Asset Value Per Share

Prime Reserve shares
   ($5,618,252,805 / 5,618,312,908 shares outstanding)                 $1.00
                                                                  ----------

Prime Reserve PLUS shares
   ($48,572,282 / 48,572,911 shares outstanding)                       $1.00
                                                                  ----------

   ! Private Placement
  VR Variable Rate

4(2) Security sold within terms of a private placement memorandum, exempt from registration under section 4.2 of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors."

144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers - total of such securities at period-end amounts to 5.0% of net assets.


The accompanying notes are an integral part of these financial statements.


T. Rowe Price Prime Reserve Fund
--------------------------------------------------------------------------------

Statement of Operations
--------------------------------------------------------------------------------
In thousands

                                                                        Year
                                                                       Ended
                                                                     5/31/00

Investment Income (Loss)

Interest income                                                     $308,721

Expenses

   Investment management                                              19,882

   Shareholder servicing

       Prime Reserve shares                                           12,115

       Prime Reserve PLUS shares                                         138

   Prospectus and shareholder reports

       Prime Reserve shares                                              664

       Prime Reserve PLUS shares                                           4

   Custody and accounting                                                346

   Registration                                                           75

   Legal and audit                                                        25

   Directors                                                              24

   Miscellaneous                                                          91

   Total expenses                                                     33,364

   Expenses paid indirectly                                               (7)

   Net expenses                                                       33,357

Net investment income (loss)                                         275,364


Realized Gain (Loss)

   Net realized gain (loss) on securities                                (83)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                              $275,281
                                                                  ----------


The accompanying notes are an integral part of these financial statements.



T. Rowe Price Prime Reserve Fund
--------------------------------------------------------------------------------


Statement of Changes in Net Assets
--------------------------------------------------------------------------------

In thousands

                                                           Year
                                                          Ended
                                                        5/31/00      5/31/99

Increase (Decrease) in Net Assets

Operations

  Net investment income (loss)                       $  275,364   $  238,106

  Net realized gain (loss)                                  (83)         695

  Increase (decrease) in net assets from operations     275,281      238,801

Distributions to shareholders

  Net investment income

     Prime Reserve shares                              (273,628)    (238,015)

     Prime Reserve PLUS shares                           (1,736)        (170)

  Decrease in net assets from distributions            (275,364)    (238,185)

Capital share transactions *

  Shares sold

     Prime Reserve shares                             9,281,286   10,346,430

     Prime Reserve PLUS shares                          142,392       36,500

  Increase in net assets from shares sold             9,423,678   10,382,930

  Distributions reinvested

     Prime Reserve shares                               263,286      230,066

     Prime Reserve PLUS shares                            1,706          165

  Increase in net assets from
  distributions reinvested                              264,992      230,231

  Shares redeemed

     Prime Reserve shares                            (9,095,273) (10,297,344)

     Prime Reserve PLUS shares                         (115,500)     (16,691)

  Decrease in net assets from shares redeemed        (9,210,773  (10,314,035)

  Increase (decrease) in net assets from
  capital share transactions                            477,897      299,126

Net Assets

Increase (decrease) during period                       477,814      299,742

Beginning of period                                   5,189,011    4,889,269

End of period                                        $5,666,825   $5,189,011
                                                     -----------------------


* Capital share transactions at net asset value of $1.00 per share

The accompanying notes are an integral part of these financial statements.



T. Rowe Price Prime Reserve Fund
--------------------------------------------------------------------------------
                                                                   May 31, 2000


Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Prime Reserve Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The fund seeks preservation of capital, liquidity, and, consistent with these, the highest possible current income by investing in high-quality, U.S. dollar-denominated money market securities. The fund has two classes of shares-Prime Reserve offered since March 3, 1976, and Prime Reserve PLUS, first offered on November 1, 1998. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters which relate to both classes, and, in all other respects, the same rights and obligations as the other class.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation Securities are valued at amortized cost. Assets and liabilities for which such valuation procedures are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Premiums and Discounts   Premiums and discounts on debt securities are
     amortized for both financial reporting and tax purposes.

     Class Accounting Shareholder servicing expenses are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized gains and losses are allocated to the classes based upon the relative daily net assets of each class. Income distributions are declared by the fund on a daily basis, and paid monthly. Capital gain distributions, if any, are declared by the fund on an annual basis.

     Other   Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce the fund's custody charges.


NOTE 2 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. As of May 31, 2000, the fund has capital loss carryforwards for federal income tax purposes of $2,000, all of which expires in 2008. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

     At May 31, 2000, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $5,638,582,000.


NOTE 3- RELATED PARTY TRANSACTIONS

     The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $1,728,000 was payable at May 31, 2000. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.05% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At May 31, 2000, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $9,245,000 for the year ended May 31, 2000, of which $1,164,000 was payable at period-end.


T. Rowe Price Prime Reserve Fund
--------------------------------------------------------------------------------


Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of
T. Rowe Price Prime Reserve Fund, Inc.

     In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Prime Reserve Fund, Inc. (the "Fund") at May 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2000 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


     PricewaterhouseCoopers LLP
     Baltimore, Maryland
     June 19, 2000



T. Rowe Price Shareholder Services
--------------------------------------------------------------------------------


Investment Services And Information

     KNOWLEDGEABLE SERVICE REPRESENTATIVES

     By Phone 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

     In Person  Available in T. Rowe Price Investor Centers.


     ACCOUNT SERVICES

     Checking Available on most fixed income funds ($500 minimum).

     Automatic Investing From your bank account or paycheck.

     Automatic Withdrawal  Scheduled, automatic redemptions.

     Distribution Options Reinvest all, some, or none of your distributions.

     Automated 24-Hour Services Including Tele*Access(registered trademark) and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com


     BROKERAGE SERVICES*

     Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.**


     INVESTMENT INFORMATION

     Combined Statement  Overview of all your accounts with T. Rowe Price.

     Shareholder Reports Fund managers' reviews of their strategies and results.

     T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

     Performance Update Quarterly review of all T. Rowe Price fund results.

     Insights Educational reports on investment strategies and financial markets.

     Investment Guides Asset Mix Worksheet, College Planning Kit, Diversifying
     Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

     * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.
     ** Based on a September 1999 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.


T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------

STOCK FUNDS

Domestic

Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons*
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value
Spectrum Growth
Tax-Efficient Growth
Total Equity Market Index
Value

International/Global

Emerging Markets Stock
European Stock
Global Stock
International Discovery*
International Growth & Income
International Stock
Japan
Latin America
New Asia
Spectrum International


BOND FUNDS

Domestic Taxable

Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government
Spectrum Income
Summit GNMA
Summit Limited-Term Bond
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free

California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term
Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Short-Term Tax-Free Bond
Virginia Tax-Free Bond

International/Global

Emerging Markets Bond
Global Bond
International Bond

MONEY MARKET FUNDS!

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free

California Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money


BLENDED ASSET FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced


T. ROWE PRICE NO-LOAD
VARIABLE ANNUITY

Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio


*    Closed to new investors.

! Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Please call for a prospectus. Read it carefully before investing.

The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.



T. Rowe Price Advisory Services and Retirement Resources
--------------------------------------------------------------------------------


Advisory Services, Retirement Resources

     T. Rowe Price is your full-service retirement specialist. We have developed unique advisory services that can help you meet the most difficult retirement challenges. Our broad array of retirement plans is suitable for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We also provide recordkeeping, communications, and investment management services, and our educational materials, self-help planning guides, and software tools are recognized as among the industry's best. For information or to request literature, call us at 1-800-638-5660, or visit our Web site at www.troweprice.com.

     ADVISORY SERVICES

     T. Rowe Price Retirement Income ManagerSM helps retirees or those within two years of retirement determine how much income they can take in retirement. The program uses extensive statistical analysis and the input of financial planning professionals to suggest an income plan that best meets your objectives.

     T. Rowe Price Rollover Investment Service offers asset allocation advice to those planning a major change in their qualified retirement plans, such as a 401(k) rollover from a previous employer or an IRA transfer.


     RETIREMENT RESOURCES AT T. ROWE PRICE

     Traditional, Roth, and Rollover IRAs

     SEP-IRA and SIMPLE IRA

     Profit Sharing

     Money Purchase Pension

     "Paired" Plans (Money Purchase
     Pension and Profit Sharing Plans)

     401(k) and 403(b)

     457 Deferred Compensation


     Planning and Informational Guides

     Minimum Required Distributions Guide

     Retirement Planning Kit

     Retirees Financial Guide

     Tax Considerations for Investors


     Insights Reports

     The Challenge of Preparing for Retirement

     Financial Planning After Retirement

     The Roth IRA: A Review


     Software Packages

     T. Rowe Price Retirement Planning AnalyzerTM CD-ROM or diskette $19.95. To order, please call 1-800-541-5760. Also available on the Internet for $9.95.

     T. Rowe Price Variable Annuity AnalyzerTM CD-ROM or diskette, free. To order, please call 1-800-469-5304.


     T. Rowe Price Immediate Variable Annuity (Income Account)

     Investment Kits

     We will be happy to send you one of our easy-to-follow investment kits when you are ready to invest in any T. Rowe Price retirement vehicle, including IRAs, qualified plans, small-business plans, or our no-load variable annuities.


For fund and account information
or to conduct transactions,
24 hours, 7 days a week
By touch-tone telephone
Tele*Access 1-800-638-2587
By Account Access on the Internet
www.troweprice.com/access

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132

To open a brokerage account
or obtain information, call:
1-800-638-5660

Internet address:
www.troweprice.com

Plan Account Lines for retirement
plan participants:
The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus appropriate
to the fund or funds covered in this
report.

Walk-In Investor Centers:
For directions, call 1-800-225-5132
or visit our Web site

Baltimore Area
Downtown
101 East Lombard Street
Owings Mills
Three Financial Center
4515 Painters Mill Road

Boston Area
386 Washington Street
Wellesley

Colorado Springs
4410 ArrowsWest Drive

Los Angeles Area
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

Tampa
4200 West Cypress Street
10th Floor

Washington, D.C.
900 17th Street N.W.
Farragut Square



T. Rowe Price, Invest With Confidence

T. Rowe Price Investment Services, Inc., Distributor.         F44-050  5/31/00